Code
of
Ethics
Table
of
Contents
Preamble
.........................................................................................................................................
2
Section
1
-
Definitions
....................................................................................................................
2
Section
2
-
Prohibited
Transactions
............................................................................................
4
Section
3
-
Reporting
and
Approvals
..........................................................................................
5
Section
4
-
Exemptions
from
Prohibited
Transaction
and
Reporting
Requirements
...........
7
Section
5
-
Periodic
Certification
..................................................................................................
8
Section
6
-
Service
as
a
Director
of
a
Publicly
Traded
Company
............................................
8
Section
7
-
Gifts
and
Entertainment
.............................................................................................
8
Section
8
-
Disclosures
...................................................................................................................
9
Section
9
-
Administration
and
Enforcement
..........................................................................
10
Section
10
-
Certification
.............................................................................................................
10
Section
11
-
Appendix
A
.............................................................................................................
11
I.

COVERED
OFFICERS/PURPOSE
OF
THE
SOX
CODE
.............................................................
11
II.

COVERED OFFICERS SHOULD HANDLE ETHICALLY ANY ACTUAL AND APPARENT
CONFLICTS
OF
INTEREST
....................................................................................................................................
11
III.

DISCLOSURE
&
COMPLIANCE
...............................................................................................
13
IV.

REPORTING
AND
ACCOUNTABILITY
.................................................................................
13
V.

OTHER
POLICIES
AND
PROCEDURES
..................................................................................
14
VI.

AMENDMENTS
.................................................................................................................
14
VII.

CONFIDENTIALITY
.......................................................................................................
14
VIII.

INTERNAL
USE
................................................................................................................
14
SCHEDULE
A
..............................................................................................................................
15

Preamble

At all times, our clients' interests must come first. We must maintain the integrity of our business by promoting ethical conduct, creating a
culture of compliance and avoiding even the appearance of impropriety. We must not take inappropriate advantage of our positions and access to information. We are all expected to
protect and preserve the confidentiality
of information entrusted to us by our clients.
All
persons
must
comply
with
all
applicable
securities
laws,
rules
and
regulations,
as
well as
the
rules
of
applicable
self-regulatory
organizations
such
as
the
Financial
Industry Regulatory Authority.
The
board
of
directors
of
Saturna
Capital
Corporation,
acting
for
itself
and
its
subsidiaries,
and
the
board
of
trustees
of
both
Saturna
Investment
Trust
and
Amana
Mutual
Funds
Trust
independently
adopted
this
Code
of
Ethics
to
assist
in
maintaining
the
highest
standards
of
conduct.
Saturna
Capital
and
its
affiliates
encourage
private
investment
activities,
but
such activities
must
be
carried
out
within
the
letter
and
spirit
of
this
Code.
Each
of
these
boards must
approve
any
material
change
to
this
Code
of
Ethics.
Questions
should
be
brought
to
the
attention
of
the
Chief
Compliance
Officer.
By
accepting
employment
with
the
Adviser
and/or
its
subsidiaries,
or
association
with
a Fund, you
have
agreed
to
be
bound
by
this
Code. This
Code
is a
part of
the
Saturna
Manual, which
governs
the operations
of
Saturna
Capital
and
its
affiliates.
Each
employee
annually certifies
in
writing
his
understanding
of
and
intention
to
comply
with
this
Code.
This
Code
does
not
attempt
to
identify
all
possible
conflicts
of
interest,
and
literal compliance
with
each
of
its
specific
provisions
will
not shield
you
from
liability
for
front running
client
orders
with personal
trading
or
other
unethical
conduct
or
conduct
that violates a fiduciary duty.

Section
1
-
Definitions

•

"Adviser"
means Saturna Capital Corporation, including any of its subsidiaries. Adviser does not include any consultant or sub-advisor whose only role is to advise on general principles
•

"Access
Person"
means
a
trustee,
director,
officer,
or
employee
of
a
Fund
or
the
Adviser.
It
does
not
include
an
Independent
Trustee
or
Independent
Director
unless in
connection
with
his
or
her
regular
functions
or
duties
the
Trustee
or
Director makes,
participates
in,
or
obtains
information
regarding,
the
purchase
or
sale
of Reportable
Securities
by
a
Fund,
or
whose
functions
relate
to
the
making
of
any recommendation with respect to such purchases
or sale
•

"Beneficial
Ownership"
has
the
same
meaning
as
used
in
Rule
16a-1(a)(2)
under
the U.S. Securities Exchange Act of 1934. "Direct or indirect beneficial ownership"
means
direct
or
indirect
influence
or
control
or
ownership
of
any
beneficial
interest. The
terms
of
Rule
16a
are
incorporated
herein
by
reference
and
shall
control
any determination
hereunder.
In
general,
and
without
limiting
the
foregoing,
a
person

has
Beneficial
Ownership
in
any
securities
held
(i)
by
members
of
a
person's
immediate
family
sharing
the
same
household;
provided,
however,
that
the presumption
of
such
Beneficial
Ownership
may
be
rebutted;
or
(ii)
by
related partnerships, trusts, corporations or other arrangements
•

"Business
Entertainment"
means
ordinary
and
usual
business
entertainment
such
as
an
occasional
meal,
ticket
to
a
sporting
event
or
theater,
or
comparable entertainment,
so
long
as
it
is
neither
so
frequent
nor
so
extensive
as
to
raise
any question
of
propriety
and
the
person
providing
the
Business
Entertainment
must accompany
the
recipient
to any
such function
•

"Chief Compliance
Officer"
means
the person designated
by
the Adviser
and the Fund to
act in that capacity under Rule 38a1 of the U.S. Investment Company Act of
1940
or
similar
authority.
Any
action,
duty,
or
responsibility
delegated
to
the
Chief Compliance Officer under this Code of Ethics may, in his absence, (and shall, with respect
to
actions
involving
the
personal
transactions
of
the
Chief
Compliance
Officer)
be performed
by
another
Compliance Officer
or
the President. Any
action, duty
or
responsibility
of
Saturna
Capital's
Chief
Compliance
Officer
under
this
Code is
the responsibility of
the Compliance Officer
of
a subsidiary
where such Officer
is
employed
•

"Fund"
means
any
registered
investment
company
adopting
this
Code
of
Ethics
•

"Gift"
includes
anything
of
value,
but
does
not
include
ordinary
and
usual
"Business
Entertainment"
•

"Independent Trustee or Director"
means an independent Trustee of a Fund or an independent Director of the Adviser. An independent Trustee is a trustee who is not an “interested person” of a Fund within the meaning of Section 2(a)(19) of the 1940 Act. An independent Director is a director
–
      who is not an “interested person” of the Adviser within the meaning of Section 2(a)(19)(B) of the 1940 Act for
any reason other
than as a
director of the Adviser and as an owner of direct or beneficial interests in Saturna
Capital (but owner of no more than 5% of Saturna Capital’s outstanding voting securities), and (ii) who has no involvement with the day-to-day operations of the Funds or the Adviser
•

“Initial
Public
Offering”
means
an
offering
of
securities
registered
under
the
Securities
Act
of
1933,
the
issuer
of
which,
immediately
before
the
registration,
was not
subject
to
the
reporting
requirements
of
Sections
13
or
15(d)
of
the
Securities Exchange
Act
of
1934
•

“Limited
Offering”
means
an
offering
that
is
exempt
from
registration
under
the
Securities
Act
of
1933
pursuant
to
Section
4(2)
or
Section
4(6)
or
pursuant
to
Rule 504,
505,
or
506
under
the
Securities
Act
of
1933
•

"President"
means the president
of
Saturna Capital, the president of a
subsidiary of Saturna Capital relating to employees of that subsidiary, or the president of a Fund
•

“Portfolio
Manager"
means
the
person
(or
one
of
the
persons)
responsible
for
the day-to-day
management
of
a
Fund,
other
pooled
vehicles,
or
the
portfolio
of
an individually managed account

•

"Reporting Account"
means the account(s) maintained by Access Persons for reporting transactions covered by this Code on Saturna's own portfolio system (NEPTUNE),
or
on
any
other
portfolio
system
having
the
monitoring
functionality required by the Chief Compliance Officer
•

"Reportable
Security"
means
any
note,
stock,
treasury
stock,
security
future,
bond, debenture,
evidence
of
indebtedness,
mutual
funds
advised
by
Saturna
Capital, hedge
funds,
unit
trusts,
and
exchange-traded
funds,
interests
in
limited partnerships,
shares
of
limited
offerings,
certificate
of
interest
or
participation
in any
profit-sharing
agreement,
collateral-trust
certificate,
pre-organization certificate
or
subscription,
transferable
share,
investment
contract,
voting-trust
certificate,
certificate
of
deposit
for
a
security,
fractional
undivided interest
in
oil,
gas,
or
other
mineral
rights,
any
put,
call,
straddle,
option
or
privilege
on
any security
(including
a
certificate
of
deposit)
or
on
any
group
or
index
of
securities (including
any
interest
therein
or
based
on
the
value
thereof)
or
any
put,
call, straddle,
option,
or
privilege
entered
into
on
a
national
securities
exchange
relating to
foreign
currency,
or
in
general,
any
interest
commonly
known
as
a
“security”,
or any
certificate
of
interest
or
participation
in,
temporary
or
interim
certificate
for, receipt
for,
guarantee
of,
or
warrant
or
right
to
subscribe
to
or
purchase,
any
of
the foregoing.
Reportable
Security
does
not
include
direct
obligations
of
the Government
of
the
United
States
(for
any
foreign
subsidiary
this
would
be
direct obligations
of
their
government)
including
short-term
debt
securities
that
are government
securities
within
the
meaning
of
law,
bankers'
acceptances,
bank certificates
of
deposit,
commercial
paper,
repurchase
agreements,
other
high-quality short-term debt instruments,
shares of registered open-end investment companies where
Saturna
Capital
does
not
act
an
adviser,
shares
issued
by
unit
investment trusts
that
are
invested
exclusively
in
one
or
more
open-end
funds,
529
plans, variable
contracts,
and
shares
issued
by
money-market
funds.

Section
2
-
Prohibited
Transactions

1.

Personal
Profit
from
Knowledge
of
Client
Transactions.
No
person
covered
by this
code
may
use
actual
knowledge
of
client
transactions
to
profit
from
such
transactions.
2.

Conflicting Trades
.
No Access Person shall purchase or sell any Reportable
Security (other than registered open-end investment companies) or derivative thereon in which he
has, or because of such order will acquire, any direct or indirect Beneficial Ownership, when to their knowledge, any Fund or other client of the Adviser had a transaction in the Reportable Security within the last three trading days, has a pending order or intends to enter an order within the next three trading days. However, an Access Person may participate as part of a "bunch" order with simultaneous client transactions. The Adviser must determine that the “bunching” is consistent with best execution and no client is disadvantaged.
3.

Portfolio
Manager
and
Trade
Desk
Personnel
Restrictions.
Portfolio Managers
and
Trade
Desk
Personnel
handling
Fund
and
or
advisory
client
orders
and
any
account
in
which
they
have
a
Beneficial
Ownership
are
limited
to

transactions
in
registered
open-end
investment
companies,
exchange-traded
funds,
securities
excluded
from
the
definition
of
Reportable
Security,
and
transactions
in Saturna
Capital
stock.
Transactions
in
Reportable
Securities
acquired
prior
to appointment
as
a
Portfolio
Manager
or
to
the
Trade
Desk
are
exempted
from
this restriction
to
the
extent
that
the
transactions
reduce
an
existing
position.
Likewise, transactions
in
Reportable
Securities
acquired
through
inheritance
or
gift
after appointment
are
exempted from
this restriction
to the
extent
that
the
transactions reduce an existing position.
4.

Initial
Public
Offering.
No
Access
Person
may
directly
or
indirectly
acquire beneficial ownership in any security in an initial public offering.
5.

Limited
Offering
(commonly
referred
to
as
a
Private
Placement).
No
Access
Person
may
directly
or
indirectly
acquire
beneficial
ownership
in
any
security
in
a limited offering.
6.

Principal
Transactions.
No
Access
Person
nor
the
Adviser
may
effect
a
transaction as principal with a client.

7.

Insider
Trading.

a.

All directors, trustees, officers or employees of a Fund, or the Adviser are prohibited from trading in any security, either personally or on behalf of others, including clients, on the basis of material non-public information or communicating material non-public information to others in violation of the law.
b.

Persons who are aware of the misuse of material nonpublic information should report such misuse to the Chief Compliance Officer.
8.

Investment
recommendation
disclosures.
No
Access
Person
may
recommend
or attempt
to
cause
any
securities
transactions
by
a
client
or
participate
in
any investment
decision
without
disclosing
his
interest
in
the
securities.
9.

Unlawful
Actions.
No
Access
Person
in
connection
with
the
purchase
or
sale,
directly
or
indirectly,
of
a
security
held
or
to
be
acquired
by
a
Fund
as
defined
in Rule 17j-1 may:
a.

Employ
any
device,
scheme
or
artifice
to
defraud
any
client;
b.

Make
any
untrue
statement
of
a
material
fact
to,
or
omit
to
state
a
material
fact to, any client;
c.

Engage
in
any
act,
practice
or
course of
business
that
operates
or
would operate
as a
fraud
or
deceit on any client;
or
d.

Engage
in
any
manipulative
practice
with
regard
to
any
client.

Section
3
-
Reporting
and
Approvals

1.

Independent Trustees
and
Independent Directors.
An
Independent
Trustee
or Independent
Director
need not
make
a
transaction report
pursuant
to this
section
unless
he,
at
the
time
he
executes
a
transaction
in
a
Reportable
Security,
knew
or
in
the
ordinary
course
of
fulfilling
his
official
duties,
should
have
known
that
during
the
fifteen
(15)
calendar
day
period
immediately
before
his
transaction,
a
Fund
purchased
or
sold
the
security,
or
the
Fund
or
its
Adviser
considered
purchasing
or

selling
the
security.
In
the
event
that
this
provision
is
triggered,
the
Trustee
or
Director
may
rely
on
paragraph
(6)(c)
of
this
Section
to
meet
their
quarterly reporting
obligation.
2.

Reporting Accounts.
No
Access Persons may have a Beneficial Ownership
in
any securities
account
held
away
from
Saturna
Brokerage
Services
or
Saturna
Capital.
Officers,
directors,
and
employees
of
a
foreign
subsidiary
of
the
Advisor
are
permitted
to
maintain
securities
accounts
at
a
custodian
acceptable
to
the
subsidiaries’
Chief
Compliance
Officer,
provided
that
they
comply
with
the
following provisions of this section. Reporting Accounts registrations in NEPTUNE are to be marked as "employee" to facilitate monitoring.
a.

No
later
than 10 days
after
becoming
an Access
Person,
each
Access Person shall
meet with
the Chief
Compliance Officer
to discuss the requirements
of this
Code.
The
Access
Person
shall
deliver
a
current
record
(as
of
a
date
no more
than
45
days
prior
to
the
date
they
became
an
Access
Person)
of
all Securities
(including
name
and
quantity)
in
which
the
Access
Person
has
a
direct
or
indirect
Beneficial
Ownership,
including
the
name
of
any
broker,
dealer
or
bank
with
whom
the
Access
Person
maintained
an
account.
The Access
Person
shall
provide
evidence
that
the
Access
Person
has
made provision
to
open
an
account
with
Saturna
Brokerage
Services
or
another approved
brokerage
firm,
and
as
soon
as
practicable,
arrange
to
transfer
all Securities
holdings
to
that
account
and
close
any
previous
outside
accounts.
b.

At the end of the first month of employment, the Access Person shall demonstrate that he has completed the process of closing all outside accounts and moving
all
holdings
to
the
approved brokerage
firm. The
Chief Compliance Officer will provide appropriate guidance and assistance to the Access Person if needed to complete the process.
c.

An
Access
Person's
willful
non-compliance
with
completion
of
this
process shall be considered a violation of this Code of Ethics.
3.

The
President
may
permit,
in
unusual
circumstances
and
for
good
cause,
an
Access
Person
to
maintain
a
Reporting
Account
away
from
Saturna
Brokerage
Services
or
Saturna
Capital.
If
an
Access
Person
is
permitted
to
maintain
such
an
account,
the Access Person:
a.

must
have
no
advance
knowledge or
control
of
any
transaction
in
such account, and
b.

shall
be
responsible
for
maintaining
on
a
mirroring
Reporting
Account
an accurate
history
of
all
security
transactions
that
are
required
to
be
reported under this Code, and
c.

shall instruct the manager or custodian with which such account is maintained to send periodic statements and copies of security transaction confirmations (if available) directly to the Chief Compliance Officer.
4.

Access Persons
may keep records of securities in which they have indirect Beneficial Ownership in separate
Reporting Account(s) from those
in
which
they have direct Beneficial Ownership, or may combine those holdings in a single Reporting Account.

5.

Not
considered
admission.
Any
Reporting
Account
submission
may
contain
a
statement that the
report shall not be
construed
as an admission by the
person
making
such
report
that
he
has
any
direct
or
indirect
Beneficial
Ownership
in
the security to which the report relates.

6.

Transaction
reporting.

a.

If
not
done
through
a
Reporting
Account,
Access
Persons
shall
report
transactions
in
any
security
in
which
such
person
has,
or
because
of
such transaction
acquires,
any
direct
or
indirect
Beneficial
Ownership.
b.

Every
report
shall
be
made
not
later
than
ten
(10)
days
after
the
end
of
the execution
of
the
transaction,
and
shall
contain
the
following
information:
•

The
date
of
the
transaction,
the
title
and
the
number
of
shares,
and
the principal
amount
of
each
security
involved;
•

The nature of the transaction (i.e., purchase, sale or any
other type of acquisition or disposition);
•

The
price
at
which
the
transaction
was
effected;
•

The
name
of
the
broker,
dealer,
fund
distributor,
or
bank
with
or
through whom the transaction was
effected; and
•

The
date
that
the
report
was
submitted.
c.

If
expressly
permitted
by
the
Chief
Compliance
Officer,
and
if
received
by
the Adviser
no later
than
30 days
after
the end of the applicable calendar quarter, periodic statements or copies of security transaction confirmations containing the information required by paragraph 17j-1(d)(1)(ii) of the Investment Company Act of 1940 will meet this requirement.

Section 4 - Exemptions from Prohibited Transaction and Reporting
Requirements

1.

“Fund
Direct” Accounts.
Accounts
limited
solely
to
transactions
in registered
open- end
investment
companies
where
the
Adviser
does
not
act
as
adviser,
unit investment trusts, 529
plans,
and variable contracts.
2.

Exceptions
and
Exemptions
.
The
Chief
Compliance
Officer
may
grant
an
exception
to
or
exemption
from
this
Code
to
any
person,
transaction or
series
of
transactions,
provided that
the
exception
or
exemption
is
not
contrary
to the
mandatory requirements
of
applicable
Laws,
Rules
and
Regulations.
Exceptions
or
exemptions must
be
in
writing
and
specify
the
reason(s)
and
any
conditions
imposed.
In determining
whether
to
grant
permission
for
an
initial
public
offering
or
limited offering,
the Chief
Compliance Officer
shall consider,
among other
things, whether such
offering
should
be
reserved
for
a
Fund
or
other
client
of
the
Adviser,
and whether
such
transaction
is
being
offered
to
the
person
because
of
his
or
her position
with
the
Adviser.
If
an
Access
Person
receives
approval,
they
must disclose such
investments
whenever
they
are
involved
in
the
Adviser’s
subsequent
consideration
of
these
investments
for
any
client.
Further,
the
decision
to
purchase
or
sell
such
security
for
any
client
should
be
made
by
persons
with
no
personal direct or indirect interest in the security.

3.

Involuntary
Transactions.
Transactions
that
are
non-volitional
by
either
the
Access Person
or
any
client
(including
transactions
with
respect
to
which
such
Access Person
has
no
actual
advance
knowledge
of
a
given
trade).
4.

Automatic
Investment
Plans.
Transactions
made
automatically
in
accordance
with
a
predetermined
schedule
and
allocation,
such
as
dividend
reinvestment
plans.
5.

Rights Offerings.
Purchases effected upon
the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of rights so acquired.

Section
5
-
Periodic
Certification

1.

On
a
quarterly
basis,
Access
Persons
(other
than
those
whose
trading
is
subject
to Portfolio
Manager
Restrictions
and
have
not
been
permitted
to
hold
a
Reporting Account
away)
shall
certify
that
they
have
reviewed
their
quarter-end
holdings reports
and
that
securities
holdings
in
which
they
have
a
beneficial
interest
are accurately
reflected.
2.

On
an
annual
basis,
Access
Persons
whose
trading
is
subject
to
Portfolio
Manager
Restrictions
and
have
not
been
permitted
to
maintain
a
Reporting
Account
away, shall
certify
that
they
have
reviewed
their
year-end
holdings
reports
and
that
securities
holdings
in
which
they
have
a
beneficial
interest
are
accurately
reflected.
3.

On
an
annual
basis,
all
Access
Persons
shall
certify
that
they
have
read,
understand, and
intend
to
comply
with
this
Code.

Section
6
-
Service
as
a
Director
of
a
Publicly
Traded
Company

1.

No
Access
Person
shall
serve
as
director
of
any
publicly
traded
company
without first
obtaining
approval
of
the
President.
Any
such
approval
shall
be
based
on
a determination
by
the
President
that
such
board
service
will
be
consistent
with
the
interests
of
the
clients
of
the
Adviser,
and
that
such
person
serving
as
a
director
will be
isolated
from
those
making
investment
decisions
with
respect
to
such
company by
appropriate
procedures.
At
the
direction
of
the
President,
in
his
or
her
sole discretion,
such
person
may
be
required
to
resign
from
such
directorship.

Section
7
-
Gifts
and
Entertainment

1.

The
giving
or
receiving
of
gifts
or
business
entertainment
could
give
rise
to
a
potential
or
actual
conflict
of
interest,
such
that
the
gift
or
entertainment
is
provided
as
a
kickback
or
quid
pro
quo.
2.

Gifts:
No Access Person, whether directly or indirectly, shall give or receive a Gift in excess
of
$100
per
year
to
or
from
any
person
associated
with
a
financial
services firm
or
vendor
doing
business
with,
or
hoping
to
do
business
with,
the
Funds
and
or Saturna.
Gifts
and
entertainment
connected
to
the
purchase
or
sale
of
a
Fund’s portfolio
securities
are
not
permitted.
All
Gifts
must
be
reported
to
the
Chief Compliance
Officer
within
30
days
of
receipt.
For
purposes
of
this
provision,

promotional
items
of
nominal
value
that
are
widely
distributed
and
display
a
gift
giver’s
logo,
such
as
golf
balls,
shirts,
towels
and
pens,
do
not
fall
within
the
definition
of
“Gift.”
3.

Business
entertainment:
No
Access
Person
may
provide
Business
Entertainment
to any
person
from
whom
Saturna
is
soliciting
business
or
with
whom
Saturna
is conducting
business,
in
excess
of
the
dollar
limit
applicable
to
such
person
as
established
by
the
President
or
Chief
Financial
Officer
of
Saturna.
Trustees
of
the
Funds
and
investment
advisory
clients
of
Saturna
are
exempted
from
this
requirement.
4.

Payment
or
Reimbursement
of
Expenses:
Payments
of
an
Access
Person's
or
Trustee's
("Attendee")
expenses
in
connection
with
meetings
held
by
an
offeror
or by
a
securities
brokerage
firm,
for
the
purpose
of
training
or
education
of
the Attendee
may
be
received, provided that:
a.

The Attendee keeps, including all compensation received, the name of the offeror or brokerage firm, the amount
of cash received, and the nature and, if known, value of any non-cash compensation;
b.

The
Attendee
obtains
the
President's
prior
approval
to
attend
the
meeting;
c.

The
location
is
appropriate
to
the
purpose
of
the
meeting,
which
shall
mean an
office
of
the
offeror
or
the
brokerage
firm,
or
a
facility
located
in
the vicinity
of
such
office,
or
a
regional
location
with
respect
to
regional
meetings;
d.

The
payment
or
reimbursement
is
not
applied
to
the
expenses
of
guests
of
the Attendee; and
e.

The
payment
or
reimbursement
by
the
offeror
or
brokerage
firm
is
not
subject
to
any
conditions.
The
limits
of
this
paragraph
shall
not apply
to
any expenses
incurred
by
any
Fund
or
trustee
which
are
paid
by
the
Adviser
in connection
with
any
meeting,
conference,
education
or
other
activity
of
any kind related to business
of a Fund.

Section
8
-
Disclosures

1.

Fund
trustee
disclosures.
Fund
trustees
must
disclose
ownership
interests
in
Fund
securities,
qualifications
for
their
Fund
positions,
compensation,
meeting
attendance,
potential
conflicts
of
interest,
and
other
details
specified
in
SEC
regulations
which
are
received
through
an
annual
questionnaire.
Questions
are
directed
to
Fund
legal
counsel
and/or
the
Chief
Compliance
Officer.
2.

Code
of
Ethics
disclosure.
The
Funds disclose
in
their
registration
statements
that:
a.

The
Funds
and
the
Adviser
have
adopted
this
Code
of
Ethics;
b.

This
Code
permits
personnel
to
invest
in
securities
for
their
own
accounts,
and
c.

This
Code
is
on
public
file,
and
available
from,
the
SEC.
This
Code
of
Ethics
is
filed as an exhibit to the Funds' registration statements and is available online at Saturna websites.

Section
9
-
Administration
and
Enforcement

1.

The Chief
Compliance Officer
will administer
the Code and shall be responsible for a quarterly
review,
as
prepared
by
the
Reporting
Account
system,
which
compares
Reporting
Account
securities
transactions
of
Access
Persons
with
completed
portfolio
transactions
of
clients
to
determine,
among
other
things,
whether
a violation
of
this
Code
of
Ethics,
front-running,
or
insider
trading
may
have
occurred.
2.

Possible violations
of
this
Code of Ethics
must
be reported
to the Chief Compliance Officer immediately, or in the absence of the Chief Compliance Officer, to any Compliance Officer,
the President,
or
to any Director.
Possible violations shall be promptly
investigated,
and
violations
reported
through
the
Chief
Compliance
Officer to
the
President
and
board
of
directors
of
the
Adviser,
with
copies
to
Fund
boards. Such
report
shall
include
the
corrective
action
taken
and
any
recommendation
for disciplinary action deemed
appropriate by the Chief
Compliance Officer. Such recommendation
shall
be
based
on,
among
other
things,
the
severity
of
the infraction,
whether
it
is
a
first
or
repeat
offense,
and
whether
it
is
part
of
a
pattern
of disregard
for
the
letter
and
intent
of
this
Code
of
Ethics.
The
President
or
board
of
directors
of
the
Adviser
may
impose
such
sanctions
for
violation
of
this
Code
of
Ethics
as
deemed
appropriate,
including,
but
not
limited
to:
a.

Oral
reprimand;
b.

Letter
of
censure;
c.

Suspension
or
termination
of
the
employment;
d.

Reversal
of
a
securities
trade
at
the
violator's
expense
and
risk,
including disgorgement of any profit; and
e.

In
serious
cases,
referral
to
law
enforcement
or
regulatory
authorities.
3.

At their first regular meeting in each calendar year, the Fund boards must be provided and review an annual report from the Adviser on compliance for the previous year. The Boards must receive a certification that the Fund and the
Adviser "have adopted procedures reasonably necessary to prevent Access Persons from violating" their codes before approving this Code of Ethics and "not less frequently than annually" thereafter. The annual report to the Fund boards must describe any issues and material violations arising under this Code since the last report.

Section
10
-
Certification

By
signing,
you
are
certifying
that
you
have
read,
understand,
and
intend
to
comply with this Code.

Section
11
-
Appendix
A

Appendix
A

Sarbanes-Oxley SOX Code of Ethics
for the Principal
Executive
Officer
and
Principal
Financial
Officer
of

AMANA
MUTUAL
FUNDS
TRUST
SATURNA
INVESTMENT
TRUST

I.

COVERED
OFFICERS/PURPOSE
OF
THE
SOX
CODE

This
Sarbanes-Oxley
SOX
Code
of
Ethics
(the “SOX
Code”)
for
the
series
of funds (each,
a
“Fund”
and
collectively,
the
“Funds”)
of
Amana
Mutual
Funds
Trust
and
Saturna
Investment Trust (each, a “Trust” and collectively, the “Trusts”) applies to each Trust’s Principal Executive
Officer
and
Principal
Financial
Officer
(the
“Covered
Officers,”
identified
on Schedule
A). The
purpose
of this
SOX
Code
is to
promote:
•

Honest
and
ethical
conduct,
including
the
ethical
handling
of
actual
or
apparent conflicts
of
interest
between
personal
and
professional
relationships;
•

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds;
•

Compliance
with
applicable
laws
and
governmental
rules
and
regulations;
•

The
prompt
internal reporting
of
violations
of
the
SOX
Code
to
an appropriate person or persons identified in the SOX Code; and
•

Accountability
for
adherence
to
the
SOX
Code.
Each
Covered
Officer
should
adhere
to
a
high
standard
of
business
ethics
and
should
be sensitive
to
situations
that
may
give
rise
to
actual
as
well
as
apparent
conflicts
of
interest.

II.

COVERED OFFICERS SHOULD HANDLE ETHICALLY ANY ACTUAL AND APPARENT CONFLICTS OF INTEREST

A
“conflict
of
interest”
occurs
when
a
Covered
Officer’s
personal
interest
interferes
with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, were
to receive
improper personal benefits as a result of his position with a Fund.
Certain
conflicts
of
interest
arise
out
of
the
relationships
between
Covered
Officers
and
a Fund
and
already
are
subject
to
conflict
of
interest
provisions
in
the
Investment
Company Act
of
1940
and
the
Investment
Advisers
Act
of
1940.
For
example,
Covered
Officers
may
not
individually
engage
in
certain
transactions
(such
as
the
purchase
or
sale
of
securities
or
other
property)
with
the
Fund
because
of
their
status
as
“affiliated
persons”
of
the investment
adviser
to
each
of
the
Funds.
The
compliance
programs
and
procedures
of
the

Funds
and
Saturna
Capital
Corporation
(“Saturna”)
are
designed
to
prevent,
or
identify
and correct,
violations
of
such
requirements.
This
SOX
Code does
not, and
is
not intended
to, repeal
or
replace
those
programs
and
procedures,
and
such
conflicts
fall
outside
of
the parameters
of
this
SOX
Code.
Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between each of the Funds and Saturna, for which the Covered Officers may also serve as trustees, officers, or employees. As
a
result,
this
SOX
Code
recognizes
that
the
Covered
Officers
will,
in
the
normal
course
of their duties (whether formally for a Fund or for Saturna, or for both), be involved in establishing policies and implementing decisions that will have different effects on Saturna and each of the Funds. The participation of the Covered Officers in such activities is inherent in the contractual relationship between each of the Funds and Saturna and is consistent with the performance
by the
Covered
Officers of their
duties as
officers of
one
or more Funds and, if
addressed
in conformity with
the provisions of
the Investment Company Act and the Investment Advisers Act, will be deemed to have been handled ethically. In addition, it is recognized by the Boards of Trustees of each Trust
(collectively, the “Board of Trustees”) that the Covered Officers may also be directors, officers, or employees of Saturna and are covered by this SOX Code and by a separate code of ethics.
Other
conflicts of interest are covered
by this
SOX Code,
even
if such
conflicts of interest are not
subject
to
provisions
in
the
Investment
Company
Act
and
the
Investment
Advisers
Act. In reading the following examples of conflicts of interest under this SOX Code, Covered
Officers
should
keep
in
mind
that
such
a
list
cannot
ever
be
exhaustive
and
cannot
consider
every
possible
scenario.
As
such,
the
overarching
principle
that
the
personal
interest
of
a Covered
Officer
should
not
be
placed
improperly
before
the
interest
of
a
Fund
shall
govern and
shall
be
the standard
by
which
a
Covered
Officer’s
conduct
is judged under
this SOX
Code.
Each
Covered
Officer
must
not:
•

Use
his
personal
influence
or
personal
relationships
improperly
to
influence
investment
decisions
or
financial
reporting
by
a
Fund
whereby
the
Covered
Officer would
benefit
personally
to
the
detriment
of the
Fund;
and
•

Cause
a
Fund to
take
action, or
fail
to take
action, for the
individual
personal
benefit of the Covered Officer rather than the benefit the Fund.
There
are
some
potential
conflict
of
interest
situations
that
should
be
discussed
with
Saturna’s
Chief
Legal
Officer
if
material.
Examples
of
these
include:
•

Service
as
a
director on the
board
of
any
public
company;
•

Any
direct
ownership
interest
in,
or
any
consulting
or
employment
relationship
with,
any
of
the
Funds’
service
providers,
other
than
Saturna
or
any
affiliated
person of
Saturna;
•

A direct or indirect financial interest in commissions, transaction charges, or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming
shares,
other
than
an
interest
arising
from
the
Covered
Officer’s

employment,
such
as
compensation
or
as
director,
officer,
shareholder,
or
employee of
Saturna.

III.

DISCLOSURE
&
COMPLIANCE

It is the
responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules, and regulations. In addition, each Covered Officer:
•

Should
familiarize
himself
with
the
disclosure
requirements
generally
applicable
to the
Funds;
•

Should
not
knowingly
misrepresent,
or
cause
others
to
misrepresent,
facts
about
a
Fund
to
others,
whether
within
or
outside
Saturna
or
a
Fund,
including
to
a
Trust’s Independent
Trustees
and
auditors,
and
to
governmental
regulators
and
self- regulatory organizations; and
•

Should, to
the extent appropriate within his
area of responsibility, consult with
other officers
of
the
Trust
and employees of Saturna
with the
goal
of
promoting
full, fair, accurate, timely and understandable disclosure in the reports and documents the
Funds
file
with, or submit
to, the
SEC
and in
other public
communications made by the Funds.

IV.

REPORTING
AND
ACCOUNTABILITY

Saturna’s Chief Legal Officer is responsible for applying this SOX Code to specific situations in
which
questions
are
presented
under
it
and
has
the
authority
to
interpret
this
SOX
Code
in
any
particular
situation.
The
Chief
Legal
Officer
may
consult,
as
appropriate,
with
the Independent
Trustees,
and/or
counsel
to
the
Independent
Trustees,
and
is
encouraged
to do
so.
However,
any
approvals
or
waivers
sought
by
the
Covered
Persons
will
be considered and approved by the Independent Trustees.
Each
Covered
Officer
must:
•

Upon
adoption
of
the
SOX
Code,
affirm
in
writing
to
the
Board
of
Trustees
that
he has received, read, and understands the SOX Code;
•

Annually
thereafter
affirm
to
the
Board
of
Trustees
that
he
has
complied
with
the requirements
of
the
SOX
Code;
•

Report at least annually such affiliations or other
relationships related to conflicts of interest as covered by the Annual Directors & Officers Questionnaire;
•

Not retaliate against any employee or member of Saturna for reports of violations or potential violations of law or this SOX Code that are made in good faith; and
•

Notify
Saturna’s
Chief
Legal
Officer
promptly
if
he
is
aware
of
any
violation
or potential
violation
of
law
or
this
SOX
Code,
recognizing
that
failure
to
do
so
is
itself
a violation of
this SOX
Code.
Each
of
the
Funds
will
follow
these
procedures
in
investigating
and
enforcing
this
SOX
Code:

•

Saturna’s
Chief
Legal
Officer
will
take
all
appropriate
action
to
investigate
any
potential
violations
reported
to
him;
•

If, after such investigation, the
Chief Legal Officer
believes that no violation
has occurred, the Chief Legal Officer is not required to take any further action, but he shall discuss with the Trust’s Independent Trustees at its next regularly scheduled meeting his investigation and conclusion;
•

Any matter
that the Chief
Legal
Officer
believes
is
a violation
will
be reported
to
the Independent
Trustees;
•

If
the
Independent
Trustees
concur
that
a
violation
has
occurred,
the
Independent
Trustees
will
consider
appropriate
action,
which
may
include
review
of,
and appropriate
modifications
to,
applicable
policies
and
procedures;
notification
to appropriate
personnel
of
Saturna;
or
a
recommendation
to
dismiss
the
Covered
Officer;
•

The
Independent
Trustees
will
be
responsible
for
granting
waivers,
as
appropriate;
and
•

Any
changes
to
or
waivers
of
this
SOX
Code
will,
to
the
extent
required,
be
disclosed as provided by SEC rules.

V.

OTHER
POLICIES
AND
PROCEDURES

This
SOX
Code
shall
be
the
sole
SOX
Code
of
ethics
adopted
by
the
Trusts
(on
behalf
of
each Fund) for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. To the extent that they overlap or conflict, the provisions of this SOX Code supersede the policies and procedures of the Funds and the Funds’ adviser, principal underwriter, and other service providers. The Funds’ and Saturna’s Code of Ethics under Rule
17j-1 under the
Investment Company Act are separate requirements applying to the Covered Officers and others and are not part of this SOX Code.

VI.

AMENDMENTS

Except as
to
the individuals
listed on Schedule A,
this
SOX Code may not be amended
except in
written
form,
which
shall
be
explicitly
approved
or
ratified
by
a
majority
vote
of
each Trust’s Independent Trustees.

VII.

CONFIDENTIALITY

All
reports
and
records
prepared
or
maintained
pursuant
to
this
SOX
Code
shall
be considered
confidential
and
shall
be
maintained
and
protected
accordingly.
Except
as otherwise
required
by
law
or
this
SOX
Code,
such matters
shall
not
be disclosed
to
anyone other than the
Independent
Trustees and
their independent
legal
counsel.

VIII.

INTERNAL
USE

The SOX Code is intended solely
for the internal use by each of the Funds and does not constitute an
admission,
by
or
on
behalf
of
any
Fund,
as
to any
fact,
circumstance,
or
legal
conclusion.

SCHEDULE
A

Persons
Covered
by
this
SOX
Code
of
Ethics
                  Position
with
Trusts

Nicholas
F.
Kaiser
                                                                   Principal
Executive
Officer
Jane
K.
Carten
                                                                         Principal
Executive
Officer
Christopher
R.
Fankhauser
                                                     Principal
Financial
Officer